SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K
                                (AMENDMENT)

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) - February 19, 1998
                                            (Amended March 19, 1998)


                               GBC BANCORP
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



     California                     0-16213                 95-3586596
-------------------------      ----------------         ------------------
(State or other juris-         (Commission File         (IRS Employer
diction of incorporation)            Number)            Identification No.)




     800 West 6th Street, Los Angeles, CA                        90017
   ----------------------------------------                    ----------
   (Address or principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (213) 972-4172
                                                     --------------


                                   N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



     The Form 8-K dated February 19, 1998 previously filed by GBC
BANCORP is hereby amended as set forth below:

     Item 5.   Other Events

     The employment agreement referred to in Item 5, a copy of which was filed as an exhibit to said Form 8-K report, has been amended by an Amendment to Employment Agreement dated March 19, 1998, a copy of which Amendment to Employment Agreement is filed herewith as exhibit.

     Item 7.   Financial Statements and Exhibits
               (c)  Exhibits.

     (10.1)    Amendment to Employment Agreement dated March 19,
1998 between the registrant and Li-Pei Wu.

     Except as set forth hereinabove, the information previously furnished to the Commission pursuant to the registrant's Current
Report on Form 8-K dated February 19, 1998 remains true and correct as of this date.



                       S I G N A T U R E S


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 23, 1998


                                        GBC BANCORP
                                        (registrant)


                                        By:s/Li-Pei Wu
                                           -------------------
                                           LI-PEI WU, Chairman
                                           and Chief Executive
                                           Officer
                          EXHIBIT INDEX


Exhibit No.
-----------
   10.1            Amendment to Employment Agreement dated March
                   19, 1998 (effective as of January 1, 1998) between the registrant and Li-Pei Wu